                                    Exhibit 1
                             JOINT FILING AGREEMENT

     The undersigned parties do hereby agree, in accordance with Rule 13d-1(k)
under the Securities Exchange Act of 1934, as amended, to the joint filing of a
Statement on Schedule 13D (including any and all amendments thereto) relating to their ownership of Common Stock of Mercantile Bancorp, Inc., and do hereby further agree that said Statement (including any and all amendments thereto)
shall be filed on behalf of each of them, and further agree that this Joint
Filing Agreement shall be included as an Exhibit to such joint filing.

     The undersigned further agree that each party hereto is responsible for timely filing of such Statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

     This Joint Filing Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of this
13th day of February, 2009.

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST U.T.A. DATED
                                       JULY 15, 1989 FBO SCOTT PHILLIPS

                                       By:  /s/ James Behrens
                                          --------------------------------------
                                            James Behrens, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST U.T.A. DATED
                                       JULY 15, 1989 FBO CONNIE PHILLIPS

                                       By:  /s/ David Miller
                                          --------------------------------------
                                            David Miller, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST U.T.A. DATED
                                       JULY 15, 1989 UNFUNDED LIFE INSURANCE
                                       TRUST FBO KAY PHILLIPS

                                       By:  /s/ Philip Burns
                                          --------------------------------------
                                            Philip Burns, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST U.T.A. DATED
                                       JULY 15, 1989 FBO TYLER PHILLIPS

                                       By:  /s/ Paul Senty
                                          --------------------------------------
                                            Paul Senty, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST U.T.A. DATED
                                       JULY 15, 1989 FBO NICHOLAS PHILLIPS

                                       By:  /s/ Paul Senty
                                          --------------------------------------
                                            Paul Senty, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST U.T.A. DATED
                                       JULY 15, 1989 FBO KAITLYN PHILLIPS

                                       By:  /s/ Paul Senty
                                          --------------------------------------
                                            Paul Senty, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST U.T.A. DATED
                                       JULY 15, 1989 FBO BRENNA PHILLIPS

                                       By:  /s/ Paul Senty
                                          --------------------------------------
                                            Paul Senty, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST U.T.A. DATED
                                       JULY 15, 1989 FBO MARION DYE

                                       By:  /s/ Paul Senty
                                          --------------------------------------
                                            Paul Senty, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST U.T.A. DATED
                                       JULY 15, 1989 FBO HANNAH DENCKLA

                                       By:  /s/ Paul Senty
                                          --------------------------------------
                                            Paul Senty, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST U.T.A. DATED
                                       JULY 15, 1989 FBO OLIVIA HOPSON

                                       By:  /s/ James Senty
                                          --------------------------------------
                                            James Senty, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST U.T.A. DATED
                                       JULY 15, 1989 FBO CLAIRE HOPSON

                                       By:  /s/ James Senty
                                          --------------------------------------
                                            James Senty, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST U.T.A. DATED
                                       JULY 15, 1989 FBO ELIZABETH BOYER

                                       By:  /s/ James Senty
                                          --------------------------------------
                                            James Senty, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST U.T.A. DATED
                                       JULY 15, 1989 FBO LINDSEY BOYER

                                       By:  /s/ James Senty
                                          --------------------------------------
                                            James Senty, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST U.T.A. DATED
                                       JULY 15, 1989 FBO LAURA BOYER

                                       By:  /s/ James Senty
                                          --------------------------------------
                                            James Senty, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST NO. TWO U.T.A.
                                       DATED DECEMBER 30, 1996 FBO SCOTT
                                       PHILLIPS

                                       By:  /s/ James Behrens
                                          --------------------------------------
                                            James Behrens, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST NO. TWO U.T.A.
                                       DATED DECEMBER 30, 1996 FBO CONNIE
                                       PHILLIPS

                                       By:  /s/ David Miller
                                          --------------------------------------
                                            David Miller, Trustee

                                       IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST
                                       - BETTY JO PHILLIPS TRUST NO. TWO U.T.A.
                                       DATED DECEMBER 30, 1996 FBO KAY PHILLIPS

                                        By:  /s/ Philip Burns
                                           -------------------------------------
                                             Philip Burns, Trustee

                                        REVOCABLE TRUST FOR LIFETIME BENEFIT OF
                                        BETTY JO PHILLIPS U.T.A. DATED NOVEMBER
                                        10, 1994 FBO SCOTT PHILLIPS

                                        By:  Town and Country Bank of Quincy,
                                             Its trustee

                                        By:  /s/ Joni Stark, Trust Officer
                                             -----------------------------------
                                             Joni Stark, Authorized Person

                                        REVOCABLE TRUST FOR LIFETIME BENEFIT OF
                                        BETTY JO PHILLIPS U.T.A. DATED NOVEMBER
                                        10, 1994 FBO CONNIE PHILLIPS

                                        By:  Town and Country Bank of Quincy,
                                             Its trustee

                                        By:  /s/ Linda Bradshaw V.P.
                                             -----------------------------------
                                             Linda Bradshaw, Authorized Person

                                        REVOCABLE TRUST FOR LIFETIME BENEFIT OF
                                        BETTY JO PHILLIPS U.T.A. DATED NOVEMBER
                                        10, 1994 FBO KAY PHILLIPS

                                        By:  Town and Country Bank of Quincy,
                                             Its trustee

                                        By:  /s/ Louis McClelland V.P.
                                             -----------------------------------
                                             Louis McClelland, Authorized Person

                                        R. DEAN PHILLIPS

                                        By:  /s/ R. Dean Phillips
                                           -------------------------------------
                                             R. Dean Phillips

                                        DAVID MILLER

                                        By:  /s/ David Miller
                                           -------------------------------------
                                             David Miller

                                        PHILIP BURNS

                                        By:  /s/ Philip Burns
                                           -------------------------------------
                                             Philip Burns

                                        PAUL SENTY

                                        By:  /s/ Paul Senty
                                           -------------------------------------
                                             Paul Senty

                                        JAMES SENTY

                                        By:  /s/ James Senty
                                           -------------------------------------
                                             James Senty

                                        JAMES BEHRENS

                                        By:  /s/ James Behrens
                                           -------------------------------------
                                             James Behrens

                                        TOWN AND COUNTRY BANK OF QUINCY

                                        By:  /s/ Joni Stark, Trust Officer
                                           -------------------------------------
                                             Joni Stark, Authorized Person